UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by party other than the Registrant		☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to section 240.14a-12

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) FIling Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date filed:

P.O. BOX 152 605 WEST CRYSTAL LAKE ROAD FOREST CITY, IA 50436

* * * Exercise Your Right to Vote * * *

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on December 12, 2017.

WINNEBAGO INDUSTRIES
ANNUAL MEETING OF SHAREHOLDERS
For holders as of October 17, 2017
Tuesday, December 12, 2017
4:00 p.m., Central Standard Time
Winnebago Industries, Inc.
South Office Complex Theater
605 W. Crystal Lake Road
Forest City, Iowa 50436

You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy.
We encourage you to access and review all of the important information contained int he proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

--- Before You Vote ---
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT        ANNUAL REPORT/FORM 10-K
How to View Online:
Have the infromation that is printed in the box marked by the arrow >> XXXX XXXX XXXX XXXX (located on the following page) and visit www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:    www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:        sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow >> XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 28, 2017 to facilitate timely delivery.

--- How To Vote ---
Please Choose One of the Following Voting Methods

Vote in Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote in Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow >> XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote in Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors
Nominees:
01) Richard D. Moss
02) John M. Murabito
03) Michael J. Happe
04) William C. Fisher

The Board of Directors recommends you vote FOR items 2, 3 and 4.
2. Advisory approval of executive compensation, (the "say on pay" vote).
3. Approval of the employee stock purchase plan.
4. Ratification of the appointment of Deloitte & Touche LLP as Winnebago Industries, Inc. Independent Registered Public Accountant for our fiscal year 2018.
The Board of Directors recommends you vote 1 year on Item 5:
5. Advisory approval of the frequency of an executive compensation ("say on pay") advisory vote.
NOTE: Such other business shall be addressed as may properly come before the meeting or any adjournment thereof.